ALTERMAN INVESTMENT FUND, INC.
                        1218 WEST PACES FERRY ROAD, N.W.
                                    SUITE 104
                             ATLANTA, GEORGIA 30327

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alterman Investment Fund, Inc., a Delaware corporation (the "Company"), will be held August 12, 1997, at 11:00 a.m., at the principal offices of the Company at 1218 West Paces Ferry Road, N.W., Suite 104, Atlanta, Georgia 30327, for the following purposes:

         A. Election of five (5) directors to hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify, as shown in the enclosed Proxy Statement.

         B. To ratify or reject the selection by the Board of Directors of Birnbrey, Minsk & Minsk as auditors of the Company for fiscal 1998.

         C. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only Common Stockholders of record on the books of the Company at the close of business on July 3, 1997, will be entitled to vote at the meeting.

         We hope you will be able to attend the meeting in person, but if you cannot be present, it is important that you complete, sign, and promptly return the enclosed proxy in order that your vote may be cast at the meeting.

                                                    MAX ALTERMAN
                                                    President


DATED:  July 8, 1997

Enclosures:

         A copy of the Annual Report of Alterman Investment Fund, Inc. for the fiscal year ended April 30, 1997, containing financial statements, is enclosed herewith.





436319.1

                         ALTERMAN INVESTMENT FUND, INC.
                        1218 WEST PACES FERRY ROAD, N.W.
                                    SUITE 104
                             ATLANTA, GEORGIA 30327

                       1997 ANNUAL MEETING OF STOCKHOLDERS

                                 PROXY STATEMENT



         The  following   information  is  furnished  in  connection   with  the
solicitation of proxies for the 1997 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. (hereinafter called the "Company").

         A form of proxy for use at the meeting is enclosed. Any stockholder who executes and delivers a proxy has the right to revoke the same at any time before it is voted. The solicitation of proxies is made by and on behalf of the management of the Company.

         The cost of solicitation of proxies will be borne by the Company. The Company will authorize banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of proxy material to the beneficial owners of shares or to request authority for the execution of the proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries for their out-of-pocket expenses incurred in connection therewith. This Proxy Statement and form of proxy were first mailed to stockholders on or about July 8, 1997.

         As of July 3, 1997, the record date, there were outstanding 787,769 shares of the Company's Common Stock, $2.50 par value. The holders of Common Stock vote as a single class and are entitled to one vote per share, noncumulative.

         The following table sets forth certain information concerning each person known to the Company to be a beneficial owner of more than five (5%) percent of the outstanding shares of Common Stock of the Company as of July 3, 1997.

436319.1

Name and Address                  Amount of Beneficial
of Beneficial Owner               Ownership (a)(b)             Percent of Class

Rosalie Alterman
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327                       150,335                    19.1%

Sam P. Alterman
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327                       120,420                    15.3%

Estate of David Alterman
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327                        50,533                     6.4%

Malcolm Alterman
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327                        85,774                    10.9%

Paul Alterman
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327                       141,873                    18.0%

Laura A. Cox
5255 W. Bank Drive
Marietta, GA  30068                       56,577                     7.2%

Paula A. Kaplan
2746 Ridgewood Road, N.W.
Atlanta, GA  30327                        90,305                    11.5%

Joanne A. Singer
2793 Ridge Valley Road, N.W.
Atlanta, GA  30327                        82,525                    10.5%



(a) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their spouses or widow individually or as custodian or trustee as follows: Sam P. Alterman - 1,890 shares by estate of deceased spouse, 69,402 shares held by Alterman Real Estate, Ltd., a Georgia limited partnership of which Sam P. Alterman and his son, Paul Alterman, are the sole general partners and his wife is the sole limited partner and 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., a non-profit corporation of which Sam P. Alterman, his wife and his son are three of five trustees; Estate of David Alterman - 1105 shares by widow and 49,428 shares held under two marital trusts under the will of David Alterman, in the amount of 11,894 shares and 37,534 shares, respectively; Malcolm Alterman - includes 20,300 shares held by the Malcolm Alterman Limited Partnership, 899 shares held by the trust under the will of the deceased wife of Malcolm Alterman and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman; Paul Alterman - 69,402 shares held by Alterman Real Estate, Ltd., 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., 11,955 shares held as custodian for two minor children, 100 shares held by his wife and 9,128 shares held by Sam P. Alterman which are subject to a power of attorney held by Paul Alterman; Laura Alterman Cox - 40,000 shares held by the Sam P. Alterman Family Foundation, of which she is one of five trustees, and 6,977 shares held as custodian for two minor children; Paula A. Kaplan - 12,300 held by her husband, and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman; and Joanne A. Singer -1,120

436319.1
                                        2
         shares held by husband and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman.

(b) Shares which are beneficially owned by the emancipated children and grandchildren of the named individuals are not included in the table. Each of the named individuals disclaims the beneficial ownership of shares held by their emancipated descendants and the wives of their emancipated descendants.

         As stated in the Notice of Annual Meeting of Stockholders, attached hereto, only holders of Common Stock of record on the close of business on July 3, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer book will not be closed.

                              ELECTION OF DIRECTORS

         Five directors are to be elected. The proxyholders intend to vote for the five persons named below as directors for a one-year term of office.

         Management recommends that the five nominees named below be elected to the Board of Directors for one-year terms of office. The five nominees have consented to being named in the proxy statement and to serve if elected. Unless otherwise directed in the proxy form, the proxyholders intend to vote in favor of electing the five nominees as directors for one-year terms of office and until their respective successors are elected and shall qualify.

         Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         The current members of the Board of Directors, who own of record and beneficially approximately 31% of the voting securities of the Company, have informed the Company that they intend to vote for the election of the five nominees named below.

436319.1
                                        3

         The name and age of each nominee, the term of office for which he is proposed to be elected, his principal occupation, the period during which he has served as a director, the number of shares of Company Common Stock beneficially owned directly or indirectly by each nominee as of the close of business on July 3, 1997, and the percentage of outstanding shares of the Company's Common Stock such ownership represented at July 3, 1997 (according to information received by the Company) are as set out below.

                                                                                             SHARES OF
                                                                                               COMMON
                                                                                               STOCK
                                                                                            BENEFICIALLY     PERCENT
                                                                                            OWNED AS OF      OF OUT-
NAME                        PRINCIPAL                                  DIRECTOR    TERM       JULY 3,        STANDING
                            OCCUPATION                           AGE     SINCE    EXPIRES     1997(1)         SHARES
                            ----------                           ---    -------   -------     -------         ------
Malcolm Alterman *          Managing General Partner,
                            Alterman Properties, Ltd.             66     1986      1997      85,774(2)         10.9

Perry Alterman*             General Manager, Cumberland
                            Real Estate (family real estate
                            holdings)                             60     1991      1997      15,900(2)        2.0(2)

Paul Alterman*              Managing General Partner
                            Alterman Real Estate, Ltd.            50     1994      1997      141,873(2)       18.0(2)

Alfred E. Garber            Retired                               86     1980      1997         NONE            0

Joel J. Fryer               Judge, Superior Court of Fulton
                            County, Georgia                       68     1980      1997         NONE            0

All Officers and Directors
as a Group (7 persons)                                                                       279,109(2)      35.4(2)



* The named individual is an "interested person" as defined in the Investment Company Act of 1940 due to such person's holdings of Company Common Stock and/or position as an officer of the Company.


(1) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their wives individually or as custodian for their minor children as follows: 1,300 shares held by Perry Alterman as custodian for minor children; 11,955 shares held by Paul Alterman as custodian for minor children. Includes 6,500 shares held by Perry Alterman as custodian for a sibling. Includes 899 shares held by the trust under the will of the deceased wife of Malcolm Alterman and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman. As to Paul Alterman, includes 69,402 shares held by Alterman Real Estate, Ltd., of which Paul Alterman is one of two general partners.

(2) Shares which are beneficially owned by the emancipated children and grandchildren (other than Malcolm Alterman, Perry Alterman, Paul Alterman and their respective children) and uncles of Malcolm Alterman, Perry Alterman

436319.1
                                        4
         and Paul Alterman and by or for the benefit of such emancipated children and grandchildren are not included in the table. Messrs. Perry, Malcolm and Paul Alterman disclaim the beneficial ownership of the shares held by their brothers, (and in the case of Paul Alterman and Perry Alterman, uncles) and their brothers' (and uncles') wives, emancipated children and by or for the benefit of their and their brothers' (and uncles') emancipated children and grandchildren.


         C.H. Shepherd, 79, has been Controller of the Company since May 27, 1982 and Secretary of the Company since August 19, 1980 and will continue to serve as Controller and Secretary until his successor is elected and qualifies.

         The  Company  has  no  standing   audit,   nominating  or  compensation
committees.

         During fiscal 1997, a total of four meetings of the Company's Board of Directors were held. No director participated in fewer than 75% of the total number of Board meetings.

         Malcolm Alterman, Perry Alterman and Paul Alterman are cousins. During the past five years, Messrs. Perry, Malcolm and Paul Alterman have been engaged in the principal occupation shown in the table above. Mr. Garber was employed by Touche Ross & Co. until 1971 at which time Mr. Garber retired. During the past five years, Mr. Garber has remained in retirement, managing his private investments. During the past five years, Mr. Fryer has been a Judge of the Fulton County Georgia Superior Court.

         Based upon a review of Forms 3, 4 or 5, or written statements representing that no Form 5 was required, furnished to the Company by the Company's directors, officers subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and persons holding ten percent (10%) or more of the outstanding Common Stock of the Company, the Company believes that all filing requirements of such persons under Section 16 of the Exchange Act during the fiscal year ended April 30, 1996 have been satisfied.


436319.1
                                        5

                              INVESTMENT ADVISER'S
                        AGREEMENT WITH TRUST COMPANY BANK

         On August 19, 1980, the stockholders approved the Investment Adviser's Agreement (the "Adviser's Agreement") between the Company and SunTrust Bank, formerly known as Trust Company Bank ("Adviser").

         Adviser does not serve as investment adviser for any other "investment companies" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), but is responsible for the management of investments of many private investment portfolios.

         None of the nominees to the Board of Directors or present officers of the Company are officers, employees, directors or stockholders of Adviser. Mr. Garber is co-trustee with Adviser of a trust under the will of a decedent for whom Mr. Garber had served as accountant. There is no relationship between Mr. Garber and any beneficiary of such trust.

         Under the Adviser's Agreement, Adviser furnishes the Company investment advice with respect to the investment and reinvestment of the assets comprising the Company's investment portfolio. The Adviser's Agreement further provides that Adviser, as agent and attorney-in-fact with respect to the Company's investment portfolio, may, when it deems appropriate, without prior consultation with the Company and at the risk of the Company, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as the Adviser may select, and take any action or non-action that the Adviser reasonably deems appropriate. All services provided the Company pursuant to the Adviser's Agreement are furnished by Adviser.

         Under the Adviser's Agreement, the Company is required to pay Adviser for its services furnished under the Adviser's Agreement, within fifteen days after the close of each calendar month,

436319.1
                                        6
an amount equal to one-twelfth (1/12) of .1125% of the market value of the Company's portfolio securities at the close of each preceding calendar month. In addition, the Company has agreed to indemnify Adviser in the absence of willful misfeasance, bad faith or gross negligence. During fiscal 1997, the Company paid advisory fees aggregating $24,520 to Adviser pursuant to the Adviser's Agreement.

         In order to avoid any potential conflict of interest in connection with the rendering of investment advice and the execution of investment transactions, no investment transactions are made through the Bond Department of Adviser.

         The Adviser's Agreement was entered into and became effective on August 20, 1980 and provides that it shall remain in effect for two years from such date, and from year to year thereafter so long as continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of the holders of a majority of the voting securities of the Company. In addition, under the provisions of the Adviser's Agreement and of the Investment Company Act the Adviser's Agreement may not be extended unless such extension is approved annually by a majority of the directors of the Company who are not parties to the contract or "interested persons" of any such party at a meeting called for the purpose of considering approval of the Adviser's Agreement. On May 27, 1982 the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1983, and a one-year extension was unanimously approved in each subsequent year. On May 2, 1997, the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1998.

         The Adviser's Agreement further provides that each party has the right to terminate the Adviser's Agreement without penalty upon sixty (60) days written notice to the other party, and that the Adviser's Agreement will automatically terminate in the event of its "assignment" as that term is defined under


436319.1
                                        7
the Investment Company Act, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act in which event the Adviser's Agreement shall remain in full force and effect.

         The address of Adviser, a bank organized under the laws of the State of Georgia and a member of the Federal Reserve System, is One Park Place, N.E., Atlanta, Georgia 30303.

         SunTrust of Georgia, a bank holding company, owns 100% of the outstanding stock of Adviser. The address of SunTrust of Georgia is One Park Place, Atlanta, Georgia 30303.

         The following table sets forth certain information concerning the directors of Adviser:

                         Position   Position    Principal       Address
                         with       with        Occupation
                         SunTrust   Registrant
Name                     Bank
----                     --------   ---------  ----------       --------------------

Mary B. Bullock          Director   None       President,       Agnes Scott College
                                               Agnes Scott      141 East College Ave.
                                               College          Decatur, GA 30030

William M. Chace         Director   None       President,       Emory University
                                               Emory            Atlanta, GA 30322
                                               University

Gaylord O. Coan          Director   None       Chief Executive  Gold Kist, Inc.
                                               Officer, Gold    P.O. Box 2210
                                               Kist, Inc.       Atlanta, GA 30301

A.D. Correll             Director   None       Chairman, Chief  Georgia-Pacific
                                               Executive        Corporation
                                               Officer,         P.O. Box 105605
                                               Georgia-Pacific  Atlanta, GA 30348
                                               Corporation

R.W. Courts, II          Director   None       President,       Atlantic Realty Company
                                               Atlantic Realty  50 Hurt Plaza
                                               Company          Atlanta, GA 30303

A.W. Dahlberg            Director   None       Chairman,        The Southern Company
                                               President, and   270 Peachtree St., NE
                                               Chief Executive  Suite 2200
                                               Officer, The     Atlanta, GA 30303
                                               Southern Company

John T. Glover          Director    None       President, Post  Post Properties, Inc.
                                               Properties, Inc. 3350 Cumberland Circle
                                                                Suite 2200
                                                                Atlanta, GA 30339

Roberto C. Goizueta     Director    None      Chairman of the   The Coca-Cola Company
                                              Board, The Coca-  P.O. Drawer 1734
                                              Cola Company      Atlanta, GA 30339

L. Phillip Humann       Director   None       President,        SunTrust Banks, Inc.
                                              SunTrust Banks,   P. O. Box 4418
                                              Inc.              Atlanta, GA 30302

William B. Johnson      Director   None       Chairman of the  The Ritz-Carlton Hotel
                                              Board, The Ritz  Company
                                              Carlton Hotel    3414 Peachtree Road, NE,
                                              Company          Suite 300
                                                               Atlanta, GA 30326

J. Hicks Lanier         Director   None       Chairman of the  Oxford Industries, Inc.
                                              Board and        222 Piedmont Avenue, NE
                                              President,       Atlanta, GA 30308
                                              Oxford
                                              Industries, Inc.

J.L. Lanier, Jr.        Director   None       Chairman of the  Dan River, Inc.
                                              Board, Dan       P.O. Box 261
                                              River, Inc.      Danville, VA 24543

Robert R. Long          Chairman   None       President        SunTrust Bank, Atlanta
                        and                   SunTrust Bank    P.O. Box 4418
                        President             Atlanta          Atlanta, GA 30302

Charles H.McTier        Director   None       President,       Robert Woodruff
                                              Robert Woodruff  Foundation
                                              Foundation       50 Hurt Plaza
                                                               Suite 1200
                                                               Atlanta, GA 30301

Larry L. Prince         Director    None      Chairman of the  Genuine Parts Company
                                              Board, Genuine   2999 Circle 75 Parkway
                                              Parts Company    Atlanta, GA 30339

R. Randall Rollins      Director    None      Chairman of the  Rollins, Inc.
                                              Board, Rollins,  P.O. Box 647
                                              Inc.             Atlanta, GA 30301

James B. Williams       Director    None      Chairman of the  SunTrust Banks, Inc.
                                              Board, SunTrust  P.O. Box 4418
                                              Banks, Inc.      Atlanta, GA 30302

436319.1
                                        8

Portfolio Transactions and Brokerage

         The Adviser's Agreement provides that Adviser will recommend and implement investment decisions for the Company. Subject to the written direction of the Directors and President of the Company, Adviser will select the brokerage firms which effect securities transactions for the Company. The Company paid no commissions during its last fiscal year.

         The Adviser's Agreement provides that in placing orders for the execution of portfolio transactions for the Company, Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of Adviser will be in the best interests of the Company. Adviser may take into consideration in the selection of brokers and dealers not only available prices and rates of brokerage commissions but also other relevant factors (including execution capabilities, research and other services such as account evaluation, analysis and reporting and market information services), which are expected to enhance the general portfolio management capabilities of the Adviser. Accordingly, transactions in securities may be effected on behalf of the Company with brokers and dealers at prices and rates of commissions that may be in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage, research or other services provided by the executing broker. Moreover, research services furnished by brokers through whom securities transactions are effected on behalf of the Company may be used by Adviser in servicing all of its accounts generally, and not all of such services may be used by the Adviser in connection with the Company. While there will be no agreement or formula for the allocation of brokerage business on the basis of such factors, all else being equal, the Board of Directors has designated certain brokers which have in the past provided brokerage and other services to the Company as brokers to be selected in future investment transactions.

                                   436319.1 9

         Adviser performs various trust and investment advisory services for various other clients. Under the Adviser's Agreement, Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to the Company, so long as it is the policy of the Adviser, to the extent practical, to allocate investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients.

         In addition, Adviser has no obligation to purchase or sell, or to recommend for purchase or sale, for the Company, any security or other investment which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other clients, if in the opinion of Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Company.

                             EXECUTIVE COMPENSATION

         During the fiscal year ended April 30, 1997 no executive officer received from the Company aggregate remuneration in excess of $60,000. Messrs. Max Alterman, Malcolm Alterman, Paul Alterman and Perry Alterman received no remuneration from the Company. Messrs. Garber and Fryer each received $6,200 and Mr. C. H. Shepherd, who is an officer but not a director of the Company, received no remuneration as an officer. Mr. Shepherd receives $1,456 per month in exchange for certain bookkeeping and related services rendered to the Company. Directors who are not officers of the Company receive $500 per month plus $200 per directors meeting attended in person.



436319.1
                                       10

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent certified public accountants selected by the Directors and ratified by the stockholders of the Company to audit the financial and accounting matters of the Company for fiscal 1996 was Birnbrey, Minsk & Minsk. Pursuant to the Investment Company Act, a majority of the entire Board of Directors of the Company, including a majority of those members of the Board of Directors of the Company who are not officers or employees or investment advisors or interested persons of the investment advisor of the Company, selected Birnbrey, Minsk & Minsk as the Company's independent public accountant for fiscal year 1998 subject to termination without penalty upon the vote of a majority of the outstanding voting securities of the Company at a meeting called for such purpose. The selection of Birnbrey, Minsk & Minsk as the Company's independent public accountant for fiscal year 1998 will be submitted for ratification or rejection by the holders of a majority of the shares voted at the meeting. The proxyholders named in the accompanying form of proxy intend to vote "FOR" ratification of Birnbrey, Minsk & Minsk as the independent auditors of the Company for fiscal 1998 unless contrary action is specified by the stockholders in the space provided in the form of proxy.

         The Company expects that representatives of Birnbrey, Minsk & Minsk will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and that they will be available to respond to appropriate questions.

         The members of the current Board of Directors, who own of record approximately 31% of the voting securities of the Company, have informed the Company that they intend to vote for ratification of the selection of Birnbrey, Minsk & Minsk as auditors of the Company for fiscal 1998.



436319.1
                                       11

                              STOCKHOLDER PROPOSALS

         Appropriate proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company by March 16, 1998 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED.


436319.1

                                     ANNEX


                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                         ALTERMAN INVESTMENT FUND, INC.

         The undersigned stockholder(s) of Alterman Investment Fund, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 8, 1997, and hereby appoints Malcolm Alterman and Perry Alterman, and either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of Alterman Investment fund, Inc. to be held on August 12, 1997 at 11:00 a.m., local time, at 1218 West Paces Ferry road, N.W., Atlanta, Georgia 30327 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

         This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. IF NOT DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND AS PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                           (CONTINUED ON REVERSE SIDE)

                           PLEASE DATE, SIGN AND MAIL
                         YOUR PROXY CARD BACK AS SOON AS
                                    POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         ALTERMAN INVESTMENT FUND, INC.

                                 AUGUST 12, 1997

                 Please detach and Mail in the Envelope Provided

A X Please mark your votes as in the example.
 __

1.       To elect the nominees listed at right to serve as  directors of Alterman Investment Fund, Inc. for the ensuing year.

   FOR all nominees listed                  WITHHOLD authority                  Nominees:        Malcolm Alterman
   to right (except as marked               to vote for all nominees                             Perry Alterman
   to the contrary below)                   listed at right                                      Paul Alterman
                                                                                                 Alfred E. Garber
         _____________                   ____________                                            Joel J. Fryer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR" HEREON AND WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.

-------------------------------------------------

2. To approve ratification of the selection of Birnbrey, Minsk & Minsk as auditors of Alterman Investment Fund, Inc. for fiscal 1998, subject to termination without penalty upon the vote of a majority of the outstanding voting securities of Alterman Investment Fund, Inc.


 FOR_____________          AGAINST_____________             ABSTAIN_____________







3. In their discretion, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

------------------------                            ----------------------------
SIGNATURE                                          SIGNATURE IF HELD JOINTLY

__________________ , 1997
(PLEASE DATE THIS PROXY)

NOTE: (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)